EXHIBIT 99.2

                           ABS Term Sheets provided by
                              Lehman Brothers, Inc.

                              [begins on next page]

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET
                                  $271,848,000
                (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                             FIRST HORIZON 2005-AR2

                            BANK OF NEW YORK, TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                         WAL
                                                        to WA      WAL to    Est. Pmt to
                                                       Months     Optional    Optional      Initial      Legal
                  Approx.      Initial    Security     To Roll   Termination Termination     Loss        Final         Ratings
    Class        Size ($)     Coupon    Description     (yrs)     (yrs) (2)  Window (2)    Coverage    Maturity     ( 2 of 3 from
                                 (1)                  (2)(3)(4)                             (+/- 50                      S&P
                                                                                             bps)                  / Moody's/Fitch
                                                                                                                     for offered
                                                                                                                       certs. )
------------------------------------------------------------------------------------------------------------------------------------
    I-A-1      $53,020,000    4.840%       Variable PT     1.95        3.01      05/05 - 02/13   3.60%    05/25/2035     AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
   II-A-1     $115,680,000    5.140%       Variable PT     2.57        3.02      05/05 - 02/13   3.60%    05/25/2035     AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
   III-A-1     $21,208,000    5.310%       Variable PT     2.92        3.02      05/05 - 02/13   3.60%    05/25/2035     AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
   IV-A-1      $81,940,000    5.330%       Variable PT     3.19        3.03      05/05 - 02/13   3.60%    05/25/2035     AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
  B1 (4)(5)     Not Offered   Not Offered  Not Offered  Not Offered Not Offered  Not Offered             Not Offered     Not Offered
  B2 (4)(5)     Not Offered   Not Offered  Not Offered  Not Offered Not Offered  Not Offered             Not Offered     Not Offered
  B3 (4)(5)     Not Offered   Not Offered  Not Offered  Not Offered Not Offered  Not Offered             Not Offered     Not Offered
  B4 (4)(5)     Not Offered   Not Offered  Not Offered  Not Offered Not Offered  Not Offered             Not Offered     Not Offered
  B5 (4)(5)     Not Offered   Not Offered  Not Offered  Not Offered Not Offered  Not Offered             Not Offered     Not Offered
  B6 (4)(5)     Not Offered   Not Offered  Not Offered  Not Offered Not Offered  Not Offered             Not Offered     Not Offered
------------------------------------------------------------------------------------------------------------------------------------

      (1) The initial Class coupons reflect the initial Net WAC for the initial distribution Date as of the Cut off date, described under "Interest Rates" on page 5.

      (2) Prepayments were run at 25% CPR per annum. Bonds pay on the 25th of every month beginning in May 2005.

      (3) The WA Months to Roll for Mortgage Pool 1 is month 35 +/- 1 month (the Distribution Date in March 2008), for Mortgage Pool 2 is month 59 +/- 1 month (the Distribution Date in March 2010), for Mortgage Pool 3 is month 83 +/- 1 month (the Distribution Date in March
            2012), and for Mortgage Pool 4 is month 119 +/- 1 month (the Distribution Date in March 2015).

      (4)   Crossed-subordinate bonds.

      (5)   Not offered under this term sheet.

--------------------------------------------------------------------------------

ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL
    BALANCES AS OF APRIL 1, 2005 UNLESS OTHERWISE INDICATED. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS
CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT SUPERSEDES THE
            INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Deal Overview:

o     The deal is comprised of 4 Mortgage Pools:

      Mortgage Pool 1 is comprised of 3-year Hybrid ARMs
      Mortgage Pool 2 is comprised of 5-year Hybrid ARMs
      Mortgage Pool 3 is comprised of 7-year Hybrid ARMs
      Mortgage Pool 4 is comprised of 10-year Hybrid ARMs

o Interest and principal on Pool 1, Pool 2, Pool 3 and Pool 4 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool.

o 10% Optional Termination: The transaction may be called on or after any Distribution Date on which the aggregate outstanding mortgage balance is less than 10% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.

o Interest and principal on the Class B1, B2, B3, B4, B5 and B6 subordinate certificates will be payable from amounts collected in respect of the aggregate mortgage loans (all pools).

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering:

Cut off Date:                 April 1, 2005

Expected Settlement Date:     April 29, 2005

Distribution Dates:           25th of each month, commencing in May 2005

Collection Period:            The calendar month preceding the current
                              Distribution Date

Issuer:                       First Horizon Home Loans ("FHASI")

Servicing Fee:                0.250% per annum on the outstanding mortgage
                              balance

Trustee:                      Bank of New York

Rating Agencies:              Two out of three from Standard and Poor's ("S&P"),
                              Moody's, or Fitch will rate all of the Offered
                              Certificates. One of the aforementioned rating agencies will rate all of the Certificates.

Day Count:                    30/360

Delay Days:                   24 Day Delay: All Classes.

Registration:                 Book-entry form through DTC

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering:

Minimum Denomination:         Class I-A-1, II-A-1, III-A-1 and IV-A-1 $25,000
                              /$1 thereafter.

Tax Status:                   REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                   25% CPR per annum.

SMMEA Eligibility:            All offered classes will be SMMEA eligible

ERISA Eligibility:            All offered Certificates will be ERISA eligible
                              (other than the Class R Certificate).

Due Period:                   The "Due Period" related to each Distribution Date
                              starts on the second day of the month preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.

Net WAC: The "Net WAC" for each Mortgage Pool for each Distribution Date will be the weighted average of the Net Mortgage Rates of the Mortgage Loans at the beginning of the related Due Period, weighted on the basis of their Scheduled Principal Balances at the beginning of the related Due Period.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering:

Interest Rates: Class I-A-1 For every Distribution Date the class I-A-1 will have an interest rate equal to the Net WAC of Mortgage Pool 1. As of the Cut off date the Net WAC for the initial distribution date is expected to be 4.840%.

                              Class II-A-1 For every Distribution Date the class II-A-1 will have an interest rate equal to the Net WAC of Mortgage Pool 2. As of the Cut off Date, the Net WAC for the initial distribution date is expected to be 5.140%.

                              Class III-A-1 For every Distribution Date the class III-A-1 will have an interest rate equal to the Net WAC of Mortgage Pool 3. As of the Cut off Date, the Net WAC for the initial distribution date is expected to be 5.310%.

                              Class IV-A-1 For every Distribution Date the class IV-A-1 will have an interest rate equal to the Net WAC of Mortgage Pool 4. As of the Cut off Date, the Net WAC for the initial distribution date is expected to be 5.330%.

Credit Enhancement:           Senior/subordinate, shifting interest structure.
                              The credit enhancement information shown below is subject to final rating agency approval.

                              Credit enhancement for the Senior Certificates will consist of the subordination of the Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6.

Loss Allocation:              If all of the credit support features have been
                              extinguished, any further losses will be allocated to the Class A Certificates for the related pool on a pro rata basis.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Principal Distributions

Shifting Interest Structure with 5 year lockout

Group Subordinate Amount = Mortgage Pool collateral balance less the current principal balance of the related Senior Bonds.

For each of Mortgage Pools 1 through 4, calculate the following:
Group Subordinate Test % = Group Subordinate Amount / Mortgage Pool Collateral Balance

o If the Group Subordinate Test% is less than 2 times the original Group Subordinate Test%:


               Distribution Dates (months)              Shift %
          ----------------------------------------------------------------
                          1 - 60                         100%
          ----------------------------------------------------------------
                         61 - 72                          70%
          ----------------------------------------------------------------
                          73- 84                          60%
          ----------------------------------------------------------------
                         85 - 96                          40%
          ----------------------------------------------------------------
                         97 - 108                         20%
          ----------------------------------------------------------------
                           109+                            0%
          ----------------------------------------------------------------

o *If the Group Subordinate Test% is greater than or equal to 2 times the original Group Subordinate Test%:

          ----------------------------------------------------------------
               Distribution Dates (months)              Shift %
          ----------------------------------------------------------------
                          1 - 36                          50%
          ----------------------------------------------------------------
                           37+                             0%
          ----------------------------------------------------------------

(For each mortgage pool, if the respective AAA loss coverage doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the related senior bonds will be entitled to prepayments based on 50% of the respective Pool Subordinate %, plus its Pool Senior %, subject to cumulative loss and delinquency tests. After month 36, if the related AAA loss coverage doubles based on the initial loss coverage as of the cut-off date, the related Senior bonds will only be entitled to prepayments based on the respective Pool Senior % only, subject to cumulative loss and delinquency tests).

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Principal Distributions (cont.)

For each of Mortgage Pools 1 through 4, calculate the following:

Pool Senior % = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment % = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and
ii) the product of (a) Mortgage Pool Prepayment Principal and (b) Pool Prepayment %

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between i) the sum of Mortgage Pool Scheduled Principal and Prepayment Principal and ii) Pool Senior PDA

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Principal Paydown Rules:

I. Pay Senior PDA as follows:

Pool 1 Senior PDA as follows:

      1) Pay to the Class I-A-1 until reduced to zero.

Pool 2 Senior PDA as follows:

      1) Pay to the Class II-A-1, until reduced to zero.

Pool 3 Senior PDA as follows:

      1) Pay to the Class III-A-1 , until reduced to zero.

Pool 4 Senior PDA as follows:

      1) Pay Class IV-A-1, until reduced to zero.

II. Pay all Subordinate PDA without regard to mortgage group as follows*:
*Subject to credit support tests

1) Pay to Class B1, B2, B3, B4, B5 and B6 their respective share of the subordinate PDA, sequentially, until reduced to zero.

--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------
MBS Trading                    Brian Hargrave               (212) 526-8320
--------------------------------------------------------------------------------
Residential Finance            Joe Kelly                    (212) 526-4274
                               Will Dorado                  (212) 526-4005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

-----------------------------------------------------------------------------------------------------------------
                                                           Collateral Summary         Range (if applicable)
Total Outstanding Loan Balance                                  $46,993,376

Total Number of Loans                                                    83

Average Loan Principal Balance                                     $566,185            $360,000 to $1,000,000

WA Gross Coupon                                                      5.082%                  4.250% to 5.625%

WA FICO                                                                 726                        623 to 813

WA Original Term (mos.)                                                 360                               360

WA Remaining Term (mos.)                                                359                        356 to 360

WA OLTV                                                              72.32%                  36.06% to 87.87%

WA Months to First Rate Adjustment Date                           35 months                   32 to 36 months

Gross Margin                                                         2.750%

WA Rate Ceiling                                                     11.082%                10.250% to 11.625%

Geographic Concentration of Mortgaged Properties (Top   CA           45.11%
5 States) based on the Aggregate Stated Principal       WA            7.98%
Balance                                                 TX            7.60%
                                                        VA            7.13%
                                                        MD            6.07%
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                      Collateral Characteristics - Group 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Occupancy Status
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
Primary Home               82              46,545,562.48                  99.05
Second Home                 1                 447,814.00                   0.95
--------------------------------------------------------------------------------
Total:                     83              46,993,376.48                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Property Type
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
Single Family              44              25,583,185.23                  54.44
PUD                        32              17,276,731.25                  36.76
Condo                       5               2,848,260.00                   6.06
SF Attached                 2               1,285,200.00                   2.73
--------------------------------------------------------------------------------
Total:                     83              46,993,376.48                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Loan Purpose
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
Purchase                   41              23,433,253.60                  49.87
Rate/Term Refinance        20              12,960,156.88                  27.58
Cash Out Refinance         22              10,599,966.00                  22.56
--------------------------------------------------------------------------------
Total:                     83              46,993,376.48                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             Geographic Distribution
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
California                 36              21,199,454.25                  45.11
Washington                  7               3,751,621.00                   7.98
Texas                       5               3,572,967.88                    7.6
Virginia                    7               3,351,751.00                   7.13
Maryland                    6               2,853,250.00                   6.07
Other                      22              12,264,332.35                   26.1
--------------------------------------------------------------------------------
Total:                     83              46,993,376.48                 100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                Collateral Characteristics - Group 1 (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Principal Balances
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
350,000.01 - 400,000.00    10               3,796,028.00                   8.08
400,000.01 - 450,000.00    14               5,943,398.80                  12.65
450,000.01 - 500,000.00    16               7,621,133.80                  16.22
500,000.01 - 550,000.00     6               3,154,953.00                   6.71
550,000.01 - 600,000.00    12               6,987,600.00                  14.87
600,000.01 - 650,000.00     7               4,442,855.00                   9.45
650,000.01 - 700,000.00     1                 680,000.00                   1.45
700,000.01 - 750,000.00     3               2,190,000.00                   4.66
750,000.01 - 800,000.00     6               4,656,700.00                   9.91
800,000.01 - 850,000.00     2               1,612,759.00                   3.43
900,000.01 - 950,000.00     1                 931,000.00                   1.98
950,000.01 - 1,000,000.     5               4,976,948.88                  10.59
--------------------------------------------------------------------------------
Total:                     83              46,993,376.48                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             Original Loan-To-Value
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
30.01 - 40.00               2               1,217,500.00                   2.59
40.01 - 50.00               3               2,135,000.00                   4.54
50.01 - 60.00               1                 998,000.00                   2.12
60.01 - 70.00              18              10,414,716.55                  22.16
70.01 - 80.00              58              31,728,159.93                  67.52
80.01 - 90.00               1                 500,000.00                   1.06
--------------------------------------------------------------------------------
Total:                     83              46,993,376.48                 100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                Collateral Characteristics - Group 1 (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Mortgage Rates
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
4.001 - 4.500               2               1,417,156.00                   3.02
4.501 - 5.000              33              18,490,563.68                  39.35
5.001 - 5.500              47              26,674,396.80                  56.76
5.501 - 6.000               1                 411,260.00                   0.88
--------------------------------------------------------------------------------
Total:                     83              46,993,376.48                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     Margin
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
2.750                      83              46,993,376.48                 100.00
--------------------------------------------------------------------------------
Total:                     83              46,993,376.48                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Maximum Rate
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
10.001 - 10.500             2               1,417,156.00                   3.02
10.501 - 11.000            33              18,490,563.68                  39.35
11.001 - 11.500            47              26,674,396.80                  56.76
11.501 - 12.000             1                 411,260.00                   0.88
--------------------------------------------------------------------------------
Total:                     83              46,993,376.48                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           First Rate Adjustment Date
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
December 2007               2                 888,550.55                   1.89
January 2008                1                 650,000.00                   1.38
February 2008               4               2,215,162.00                   4.71
March 2008                 43              24,707,487.93                  52.58
April 2008                 33              18,532,176.00                  39.44
--------------------------------------------------------------------------------
Total:                     83              46,993,376.48                 100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                Collateral Characteristics - Group 1 (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Remaining Term to Maturity
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
356 - 360                  83              46,993,376.48                 100.00
--------------------------------------------------------------------------------
Total:                     83              46,993,376.48                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   FICO Scores
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
620 - 639                   1                 649,000.00                   1.38
640 - 659                   3               1,223,321.80                    2.6
660 - 679                  10               5,557,550.00                  11.83
680 - 699                  12               6,112,859.55                  13.01
700 - 719                   9               5,150,158.88                  10.96
720 >=                     48              28,300,486.25                  60.22
--------------------------------------------------------------------------------
Total:                     83              46,993,376.48                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Initial Periodic Cap
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
2.000                      83              46,993,376.48                 100.00
--------------------------------------------------------------------------------
Total:                     83              46,993,376.48                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Periodic Cap
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
2.000                      83              46,993,376.48                 100.00
--------------------------------------------------------------------------------
Total:                     83              46,993,376.48                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      Floor
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
2.750                      83              46,993,376.48                 100
--------------------------------------------------------------------------------
Total:                     83              46,993,376.48                 100
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

-----------------------------------------------------------------------------------------------------------------
                                                           Collateral Summary         Range (if applicable)
Total Outstanding Loan Balance                                  $95,736,584

Total Number of Loans                                                   183

Average Loan Principal Balance                                     $523,151            $363,750 to $1,000,000

WA Gross Coupon                                                      5.364%                  4.500% to 6.000%

WA FICO                                                                 732                        631 to 808

WA Original Term (mos.)                                                 360                               360

WA Remaining Term (mos.)                                                359                        357 to 360

WA OLTV                                                              73.18%                  23.10% to 89.99%

WA Months to First Rate Adjustment Date                           59 months                   57 to 60 months

Gross Margin                                                         2.750%

WA Rate Ceiling                                                     10.364%                 9.500% to 11.000%

Geographic Concentration of Mortgaged Properties (Top   CA           34.70%
5 States) based on the Aggregate Stated Principal       VA           10.77%
Balance                                                 WA            9.91%
                                                        MD            8.21%
                                                        TX            5.78%
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                      Collateral Characteristics - Group 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Occupancy Status
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
Primary Home              180              94,429,086.64                  98.63
Second Home                 3               1,307,498.00                   1.37
--------------------------------------------------------------------------------
Total:                    183              95,736,584.64                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Property Type
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
Single Family              86              45,010,749.83                  47.02
PUD                        85              44,775,400.33                  46.77
Condo                      11               5,450,434.48                   5.69
SF Attached                 1                 500,000.00                   0.52
--------------------------------------------------------------------------------
Total:                    183              95,736,584.64                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Loan Purpose
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
Purchase                  103              56,979,583.63                  59.52
Rate/Term Refinance        49              23,687,764.62                  24.74
Cash Out Refinance         31              15,069,236.39                  15.74
--------------------------------------------------------------------------------
Total:                    183              95,736,584.64                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        Geographic Distribution
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
California                 61              33,218,946.43                   34.7
Virginia                   22              10,311,417.00                  10.77
Washington                 18               9,490,540.00                   9.91
Maryland                   15               7,864,184.00                   8.21
Texas                      11               5,533,158.61                   5.78
Other                      56              29,318,338.60                  30.62
--------------------------------------------------------------------------------
Total:                    183              95,736,584.64                 100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                Collateral Characteristics - Group 2 (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Principal Balances
--------------------------------------------------------------------------------
                             Mortgage                              % of Pool
                               Loans    Principal Balance ($)  Principal Balance
--------------------------------------------------------------------------------
350,000.01 - 400,000.00         37              14,218,041.73             14.85
400,000.01 - 450,000.00         31              13,281,039.44             13.87
450,000.01 - 500,000.00         42              20,242,787.50             21.14
500,000.01 - 550,000.00         15               7,867,296.81              8.22
550,000.01 - 600,000.00         15               8,652,423.00              9.04
600,000.01 - 650,000.00         16              10,150,666.16              10.6
650,000.01 - 700,000.00          8               5,453,400.00               5.7
700,000.01 - 750,000.00          5               3,656,000.00              3.82
750,000.01 - 800,000.00          5               3,871,000.00              4.04
800,000.01 - 850,000.00          3               2,483,930.00              2.59
850,000.01 - 900,000.00          1                 880,000.00              0.92
950,000.01 - 1,000,000.00        5               4,980,000.00               5.2
--------------------------------------------------------------------------------
Total:                         183              95,736,584.64            100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             Original Loan-To-Value
--------------------------------------------------------------------------------
                             Mortgage                             % of Pool
                               Loans    Principal Balance ($)  Principal Balance
--------------------------------------------------------------------------------
20.01 - 30.00                    1                 485,000.00              0.51
30.01 - 40.00                    1                 800,000.00              0.84
40.01 - 50.00                    8               4,054,063.89              4.23
50.01 - 60.00                    9               5,099,550.00              5.33
60.01 - 70.00                   28              14,806,474.14             15.47
70.01 - 80.00                  135              70,017,718.61             73.14
80.01 - 90.00                    1                 473,778.00              0.49
--------------------------------------------------------------------------------
Total:                         183              95,736,584.64            100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                Collateral Characteristics - Group 2 (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Mortgage Rates
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
4.001 - 4.500               2               1,131,080.00                   1.18
4.501 - 5.000              19               9,218,465.51                   9.63
5.001 - 5.500             131              69,277,046.65                  72.36
5.501 - 6.000              31              16,109,992.48                  16.83
--------------------------------------------------------------------------------
Total:                    183              95,736,584.64                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     Margin
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
2.750                     183              95,736,584.64                 100.00
--------------------------------------------------------------------------------
Total:                    183              95,736,584.64                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Maximum Rate
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
9.001 - 9.500               2               1,131,080.00                   1.18
9.501 - 10.000             19               9,218,465.51                   9.63
10.001 - 10.500           131              69,277,046.65                  72.36
10.501 - 11.000            31              16,109,992.48                  16.83
--------------------------------------------------------------------------------
Total:                    183              95,736,584.64                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           First Rate Adjustment Date
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
January 2010                2                 882,891.67                   0.92
February 2010               8               4,001,933.91                   4.18
March 2010                 91              47,733,985.06                  49.86
April 2010                 82              43,117,774.00                  45.04
--------------------------------------------------------------------------------
Total:                    183              95,736,584.64                 100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                Collateral Characteristics - Group 2 (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Remaining Term to Maturity
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
357 - 360                 183              95,736,584.64                 100.00
--------------------------------------------------------------------------------
Total:                    183              95,736,584.64                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   FICO Scores
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
620 - 639                   2               1,023,200.00                   1.07
640 - 659                   5               2,320,250.00                   2.42
660 - 679                  13               7,669,430.00                   8.01
680 - 699                  25              12,918,508.29                  13.49
700 - 719                  28              14,390,361.00                  15.03
720 >=                    110              57,414,835.35                  59.97
--------------------------------------------------------------------------------
Total:                    183              95,736,584.64                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Initial Periodic Cap
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
5.000                     183              95,736,584.64                 100.00
--------------------------------------------------------------------------------
Total:                    183              95,736,584.64                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Periodic Cap
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
2.000                     183              95,736,584.64                 100.00
--------------------------------------------------------------------------------
Total:                    183              95,736,584.64                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      Floor
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
2.750                     183              95,736,584.64                    100
--------------------------------------------------------------------------------
Total:                    183              95,736,584.64                    100
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

-----------------------------------------------------------------------------------------------------------------
                                                           Collateral Summary         Range (if applicable)
Total Outstanding Loan Balance                                  $17,112,692

Total Number of Loans                                                    34

Average Loan Principal Balance                                     $503,314              $359,650 to $946,000

WA Gross Coupon                                                      5.534%                  5.125% to 5.750%

WA FICO                                                                 742                        653 to 802

WA Original Term (mos.)                                                 360                               360

WA Remaining Term (mos.)                                                359                        357 to 360

WA OLTV                                                              74.05%                  31.85% to 80.00%

WA Months to First Rate Adjustment Date                           83 months                   81 to 84 months

Gross Margin                                                         2.750%

WA Rate Ceiling                                                     10.534%                10.125% to 10.750%

Geographic Concentration of Mortgaged Properties (Top   CA           50.20%
5 States) based on the Aggregate Stated Principal       WA           15.51%
Balance                                                 MD           12.39%
                                                        OR            7.68%
                                                        VA            6.86%
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                      Collateral Characteristics - Group 3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Occupancy Status
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
Primary Home               33              16,523,942.39                  96.56
Second Home                 1                 588,750.00                   3.44
--------------------------------------------------------------------------------
Total:                     34              17,112,692.39                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Property Type
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
Single Family              22              11,459,656.00                  66.97
PUD                         9               4,098,950.00                  23.95
Condo                       3               1,554,086.39                   9.08
--------------------------------------------------------------------------------
Total:                     34              17,112,692.39                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Loan Purpose
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
Purchase                   15               7,774,106.39                  45.43
Rate/Term Refinance        13               6,093,586.00                  35.61
Cash Out Refinance          6               3,245,000.00                  18.96
--------------------------------------------------------------------------------
Total:                     34              17,112,692.39                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             Geographic Distribution
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
California                 16               8,591,036.39                   50.2
Washington                  6               2,653,400.00                  15.51
Maryland                    5               2,119,520.00                  12.39
Oregon                      3               1,314,400.00                   7.68
Virginia                    2               1,174,336.00                   6.86
Other                       2               1,260,000.00                   7.36
--------------------------------------------------------------------------------
Total:                     34              17,112,692.39                 100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                Collateral Characteristics - Group 3 (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Principal Balances
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
350,000.01 - 400,000.00     9               3,522,420.00                  20.58
400,000.01 - 450,000.00     6               2,618,036.00                   15.3
450,000.01 - 500,000.00     4               1,891,890.80                  11.06
500,000.01 - 550,000.00     6               3,162,000.00                  18.48
550,000.01 - 600,000.00     4               2,298,450.00                  13.43
600,000.01 - 650,000.00     1                 608,000.00                   3.55
650,000.01 - 700,000.00     2               1,333,895.59                   7.79
700,000.01 - 750,000.00     1                 732,000.00                   4.28
900,000.01 - 950,000.00     1                 946,000.00                   5.53
--------------------------------------------------------------------------------
Total:                     34              17,112,692.39                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             Original Loan-To-Value
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
30.01 - 40.00               1                 414,000.00                   2.42
50.01 - 60.00               1                 946,000.00                   5.53
60.01 - 70.00               5               2,430,336.00                   14.2
70.01 - 80.00              27              13,322,356.39                  77.85
--------------------------------------------------------------------------------
Total:                     34              17,112,692.39                 100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                Collateral Characteristics - Group 3 (continued)
--------------------------------------------------------------------------------

                                 Mortgage Rates
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
5.001 - 5.500              21              10,387,546.80                  60.70
5.501 - 6.000              13               6,725,145.59                  39.30
--------------------------------------------------------------------------------
Total:                     34              17,112,692.39                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     Margin
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
2.750                      34              17,112,692.39                 100.00
--------------------------------------------------------------------------------
Total:                     34              17,112,692.39                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Maximum Rate
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
10.001 - 10.500            21              10,387,546.80                  60.70
10.501 - 11.000            13               6,725,145.59                  39.30
--------------------------------------------------------------------------------
Total:                     34              17,112,692.39                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           First Rate Adjustment Date
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
January 2012                4               2,286,086.39                  13.36
February 2012               2                 836,000.00                   4.89
March 2012                 12               5,839,700.00                  34.12
April 2012                 16               8,150,906.00                  47.63
--------------------------------------------------------------------------------
Total:                     34              17,112,692.39                 100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                Collateral Characteristics - Group 3 (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Remaining Term to Maturity
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
357 - 360                  34              17,112,692.39                 100.00
--------------------------------------------------------------------------------
Total:                     34              17,112,692.39                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   FICO Scores
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
640 - 659                   3               1,759,200.00                  10.28
660 - 679                   1                 570,500.00                   3.33
680 - 699                   2                 960,000.00                   5.61
700 - 719                   3               1,258,200.00                   7.35
720 >=                     25              12,564,792.39                  73.42
--------------------------------------------------------------------------------
Total:                     34              17,112,692.39                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Initial Periodic Cap
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
5.000                      34              17,112,692.39                 100.00
--------------------------------------------------------------------------------
Total:                     34              17,112,692.39                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Periodic Cap
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
2.000                      34              17,112,692.39                 100.00
--------------------------------------------------------------------------------
Total:                     34              17,112,692.39                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      Floor
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
2.750                      34              17,112,692.39                 100
--------------------------------------------------------------------------------
Total:                     34              17,112,692.39                 100
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                  Collateral Summary of Group 4 Mortgage Loans
--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

-----------------------------------------------------------------------------------------------------------------
                                                           Collateral Summary         Range (if applicable)
Total Outstanding Loan Balance                                  $75,397,931

Total Number of Loans                                                   128

Average Loan Principal Balance                                     $589,046            $360,000 to $1,330,000

WA Gross Coupon                                                      5.566%                  4.875% to 6.000%

WA FICO                                                                 747                        630 to 813

WA Original Term (mos.)                                                 360                               360

WA Remaining Term (mos.)                                                359                        357 to 360

WA OLTV                                                              68.39%                  36.07% to 80.00%

WA Months to First Rate Adjustment Date                          119 months                 117 to 120 months

Gross Margin                                                         2.750%

WA Rate Ceiling                                                     10.566%                 9.875% to 11.000%

Geographic Concentration of Mortgaged Properties (Top   CA           53.77%
5 States) based on the Aggregate Stated Principal       VA           15.36%
Balance                                                 WA            8.12%
                                                        MD            7.07%
                                                        FL            2.82%
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                      Collateral Characteristics - Group 4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Occupancy Status
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
Primary Home              126              74,207,931.37                  98.42
Second Home                 2               1,190,000.00                   1.58
--------------------------------------------------------------------------------
Total:                    128              75,397,931.37                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Property Type
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
Single Family              80              49,255,180.49                  65.33
PUD                        40              20,798,250.88                  27.58
Condo                       6               3,493,000.00                   4.63
2 Family                    1                 971,500.00                   1.29
SF Attached                 1                 880,000.00                   1.17
--------------------------------------------------------------------------------
Total:                    128              75,397,931.37                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Loan Purpose
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
Purchase                   62              36,285,689.78                  48.13
Rate/Term Refinance        39              23,639,741.59                  31.35
Cash Out Refinance         27              15,472,500.00                  20.52
--------------------------------------------------------------------------------
Total:                    128              75,397,931.37                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             Geographic Distribution
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
California                 64              40,537,709.49                  53.77
Virginia                   22              11,581,813.00                  15.36
Washington                 10               6,120,773.40                   8.12
Maryland                   11               5,334,150.00                   7.07
Florida                     3               2,123,750.00                   2.82
Other                      18               9,699,735.48                  12.86
--------------------------------------------------------------------------------
Total:                    128              75,397,931.37                 100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                Collateral Characteristics - Group 4 (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Principal Balances
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
350,000.01 - 400,000.00    10               3,880,373.40                   5.15
400,000.01 - 450,000.00    17               7,308,926.48                   9.69
450,000.01 - 500,000.00    30              14,385,163.36                  19.08
500,000.01 - 550,000.00    14               7,419,018.75                   9.84
550,000.01 - 600,000.00    15               8,635,466.00                  11.45
600,000.01 - 650,000.00     8               5,045,451.88                   6.69
650,000.01 - 700,000.00     7               4,784,800.00                   6.35
700,000.01 - 750,000.00     4               2,895,000.00                   3.84
750,000.01 - 800,000.00     5               3,977,791.07                   5.28
800,000.01 - 850,000.00     4               3,344,200.00                   4.44
850,000.01 - 900,000.00     4               3,558,750.00                   4.72
900,000.01 - 950,000.00     1                 911,785.00                   1.21
950,000.01 - 1,000,000.00   8               7,921,205.43                  10.51
1,000,000.01 >=             1               1,330,000.00                   1.76
--------------------------------------------------------------------------------
Total:                    128              75,397,931.37                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             Original Loan-To-Value
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
30.01 - 40.00               2               1,040,000.00                   1.38
40.01 - 50.00               7               5,174,300.00                   6.86
50.01 - 60.00              17              10,649,950.79                  14.12
60.01 - 70.00              37              22,516,500.00                  29.86
70.01 - 80.00              65              36,017,180.58                  47.77
--------------------------------------------------------------------------------
Total:                    128              75,397,931.37                 100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                Collateral Characteristics - Group 4 (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Mortgage Rates
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
4.501 - 5.000               3               1,907,015.00                   2.53
5.001 - 5.500              60              35,608,036.71                  47.23
--------------------------------------------------------------------------------
5.501 - 6.000              65              37,882,879.66                  50.24
--------------------------------------------------------------------------------
Total:                    128              75,397,931.37                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     Margin
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
2.750                     128              75,397,931.37                 100.00
--------------------------------------------------------------------------------
Total:                    128              75,397,931.37                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Maximum Rate
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
9.501 - 10.000              3               1,907,015.00                   2.53
10.001 - 10.500            60              35,608,036.71                  47.23
10.501 - 11.000            65              37,882,879.66                  50.24
--------------------------------------------------------------------------------
Total:                    128              75,397,931.37                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           First Rate Adjustment Date
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
January 2015                4               2,065,716.07                   2.74
February 2015               4               2,406,905.43                   3.19
March 2015                 60              35,025,234.87                  46.45
April 2015                 60              35,900,075.00                  47.61
--------------------------------------------------------------------------------
Total:                    128              75,397,931.37                 100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                Collateral Characteristics - Group 4 (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Remaining Term to Maturity
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
357 - 360                 128              75,397,931.37                 100.00
--------------------------------------------------------------------------------
Total:                    128              75,397,931.37                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   FICO Scores
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
620 - 639                   1                 729,000.00                   0.97
640 - 659                   3               2,060,000.00                   2.73
660 - 679                   4               2,688,500.00                   3.57
680 - 699                  11               6,661,080.43                   8.83
700 - 719                  14               8,553,924.00                  11.35
720 >=                     95              54,705,426.94                  72.56
--------------------------------------------------------------------------------
Total:                    128              75,397,931.37                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Initial Periodic Cap
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
5.000                     128              75,397,931.37                 100.00
--------------------------------------------------------------------------------
Total:                    128              75,397,931.37                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Periodic Cap
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
2.000                     128              75,397,931.37                 100.00
--------------------------------------------------------------------------------
Total:                    128              75,397,931.37                 100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      Floor
--------------------------------------------------------------------------------
                       Mortgage                                    % of Pool
                         Loans       Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
2.750                     128              75,397,931.37                 100.00
--------------------------------------------------------------------------------
Total:                    128              75,397,931.37                 100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


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